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                                                                                                                       EXHIBIT 10(b)

        JOINT AND LAST SURVIVOR
        VARIABLE UNIVERSAL LIFE INSURANCE
        SUPPLEMENTAL APPLICATION

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") Home Office: 390 Park Avenue, New York, NY 10022-4684

        Administrative Center: P.O. Box 4880, Houston, TX 77210-4880
        (This supplement must accompany the appropriate application for life insurance.)

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Applicant Information - Supplement to the application on the lives of
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

            JOHN DOE                                          JIM DOE                                        8/25/00
------------------------------------------     -----------------------------------------     --------------------------------------
Name of contingent insured                     Name of contingent insured                    Date of application for life insurance

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Allocation Percentages
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INVESTMENT OPTIONS    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
[USL Declared Fixed Interest Account (242)  100  %     100  %     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (227)                    _____%    _____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Equity Division (201)_____%     _____%     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. Value Division (202)               _____%     _____%     International Equities Division (204)            _____%    _____%
                                                                  MidCap Index Division (205)                      _____%    _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        Money Market Division (206)                      _____%    _____%
VP Value Division (203)                     _____%     _____%     Nasdaq-100 Index Division (207)                  _____%    _____%
                                                                  Science & Technology Division (208)              _____%    _____%
AYCO SERIES TRUST                                                 Small Cap Index Division (209)                   _____%    _____%
Ayco Large Cap Growth Fund I Division (211) _____%     _____%     Stock Index Division (210)                       _____%    _____%

DREYFUS INVESTMENT PORTFOLIOS                                     PIMCO VARIABLE INSURANCE TRUST
MidCap Stock Division (214)                 _____%     _____%     PIMCO Short-Term Bond Division (228)             _____%    _____%
                                                                  PIMCO Real Return Bond Division (229)            _____%    _____%
DREYFUS VARIABLE INVESTMENT FUND                                  PIMCO Total Return Bond Division (230)           _____%    _____%
Quality Bond Division (212)                 _____%     _____%
Small Cap Division (213)                    _____%     _____%     PUTNAM VARIABLE TRUST
                                                                  Putnam VT Diversified Income Division (231)      _____%    _____%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         Putnam VT Growth and Income Division (232)       _____%    _____%
VIP Equity-Income Division (215)            _____%     _____%     Putnam VT Int'l Growth and Income Division (233) _____%    _____%
VIP Growth Division (216)                   _____%     _____%
VIP Contrafund Division (217)               _____%     _____%     SAFECO RESOURCE SERIES TRUST
VIP Asset Manager Division (218)            _____%     _____%     Equity Division (234)                            _____%    _____%
                                                                  Growth Opportunities Division (235)              _____%    _____%
JANUS ASPEN SERIES - SERVICE SHARES
International Growth Division (219)         _____%     _____%     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Worldwide Growth Division (220)             _____%     _____%     Equity Growth Division (236)                     _____%    _____%
Aggressive Growth Division (221)            _____%     _____%     High Yield Division (237)                        _____%    _____%

J.P. MORGAN SERIES TRUST II                                       VANGUARD VARIABLE INSURANCE FUND
J.P. Morgan Small Company Division (222)    _____%     _____%     High Yield Bond Division (238)                   _____%    _____%
                                                                  REIT Index Division (239)                        _____%    _____%
MFS VARIABLE INSURANCE TRUST
MFS Emerging Growth Division (223)          _____%     _____%     VAN KAMPEN LIFE INVESTMENT TRUST
MFS Research Division (224)                 _____%     _____%     Strategic Stock Division (240)                   _____%    _____%
MFS Capital Opportunities Division (225)    _____%     _____%
MFS New Discovery Division (226)            _____%     _____%     WARBURG PINCUS TRUST
                                                                  Small Company Growth Division (241)              _____%    _____%
                                                                  Other:_____________________________              _____%    _____%]
                                                                                                                   100  %    100  %
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USL 0093-99                                                                                                             Page  1 of 3
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Dollar Cost Averaging
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Dollar Cost    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money Market
Averaging      Division] and transferred to one or more of the investment options below. The [USL Declared Fixed Interest Account]
               is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers: _____________________   (Choose a day of the month between 1-28.)
               ------------------------------                           ---------------------------------------

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually
               ----------------------   -----------    -------------    ----------------   ------------

               Transfer $ ________________________________             ($100 MINIMUM, WHOLE DOLLARS ONLY)
               --------                                                 --------------------------------

[AIM VARIABLE INSURANCE FUNDS                                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Equity Division (201)$__________         Mid-Cap Growth Division (227)                       $__________
AIM V.I. Value Division (202)               $__________
                                                                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      International Equities Division (204)               $__________
VP Value Division (203)                     $__________         MidCap Index Division (205)                         $__________
                                                                Nasdaq-100 Index Division (207)                     $__________
AYCO SERIES TRUST                                               Science & Technology Division (208)                 $__________
Ayco Large Cap Growth Fund I Division (211) $__________         Small Cap Index Division (209)                      $__________
                                                                Stock Index Division (210)                          $__________
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (214)                 $__________         PIMCO VARIABLE INSURANCE TRUST
                                                                PIMCO Short-Term Bond Division (228)                $__________
DREYFUS VARIABLE INVESTMENT FUND                                PIMCO Real Return Bond Division (229)               $__________
Quality Bond Division (212)                 $__________         PIMCO Total Return Bond Division (230)              $__________
Small Cap Division (213)                    $__________
                                                                PUTNAM VARIABLE TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                       Putnam VT Diversified Income Division (231)         $__________
VIP Equity-Income Division (215)            $__________         Putnam VT Growth and Income Division (232)          $__________
VIP Growth Division (216)                   $__________         Putnam VT Int'I Growth and Income Division (233)    $__________
VIP Contrafund Division (217)               $__________
VIP Asset Manager Division (218)            $__________         SAFECO RESOURCE SERIES TRUST
                                                                Equity Division (234)                               $__________
JANUS ASPEN SERIES - SERVICE SHARES                             Growth Opportunities Division (235)                 $__________
International Growth Division (219)         $__________
Worldwide Growth Division (220)             $__________         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Aggressive Growth Division (221)            $__________         Equity Growth Division (236)                        $__________
                                                                High Yield Division (237)                           $__________
J.P. MORGAN SERIES TRUST II
J.P Morgan Small Company Division (222)     $__________         VANGUARD VARIABLE INSURANCE FUND
                                                                High Yield Bond Division (238)                      $__________
MFS VARIABLE INSURANCE TRUST                                    REIT Index Division (239)                           $__________
MFS Emerging Growth Division (223)          $__________
MFS Research Division (224)                 $__________         VAN KAMPEN LIFE INVESTMENT TRUST
MFS Capital Opportunities Division (225)    $__________         Strategic Stock Division (240)                      $__________
MFS New Discovery Division (226)            $__________
                                                                WARBURG PINCUS TRUST
                                                                Small Company Growth Division (241)                 $__________
                                                                OTHER _______________________________               $__________]

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Automatic Rebalancing
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Automatic      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
Rebalancing    premium percentages designated on Page 1 of this form. If the USL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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Modified Endowment Contract
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Contract       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [X] YES   [_] NO
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USL 0093-99                                                                                                              Page 2 of 3
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Death Benefit Compliance Test
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                           [X] Guideline Premium Test                           [_] Cash Value Accumulation Test
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Suitability
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INITIAL APPROPRIATE   1. Have you, the Proposed Insured(s) or Owner(s) (if different), received the variable universal life
BOX HERE:                insurance policy prospectus and the prospectuses describing the investment options?         [X] yes  [_] no
                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                         Variable Universal Life Insurance Policy Prospectus:     __________

                         Supplements (if any):                                    __________

                      2. Do you understand and acknowledge:

                         a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH
                            MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE POLICY AND
                            THE UNDERLYING ACCOUNTS?                                                                 [X] yes  [_] no

                         b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                            ACCOUNTS MAY VARY: AND                                                                   [X] yes  [_] no

                            (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S.
                                 GOVERNMENT OR ANY STATE GOVERNMENT?                                                 [X] yes  [_] no

                            (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                                 OTHER AGENCY, FEDERAL OR STATE?                                                     [X] yes  [_] no

                         c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN
                            THE USL DECLARED FIXED INTEREST ACCOUNT?                                                 [X] yes  [_] no

                         d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR
                            THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                                   [X] yes  [_] no

                         e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING
                            ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                    [X] yes  [_] no

                         f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                            EXPERIENCE OF THE SEPARATE ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT
                            ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                                            [X] yes  [_] no

                      3. Do you believe the Policy you selected meets your insurance and investment
                         objectives and your anticipated financial needs?                                            [X] yes  [_] no

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Your Signature
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Signatures   Signed at (city, state)     ANYTOWN, USA
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             Print name of Broker/Dealer
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             X Registered Representative                                      State license #                   Date
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             X Proposed Contingent Insured           JOHN DOE                                                   Date  8/25/00
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             X Other Proposed Contingent Insured     JIM DOE                                                    Date  8/25/00
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             X Owner                                                                                            Date
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             (If different from Proposed Contingent Insured)

             X Additional Owner                                                                                 Date
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             (If different from Proposed Contingent Insured)
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USL 0093-99                                                                                                             Page 3 of 3
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